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                                                                    Exhibit 10.1


                                 AMENDMENT NO. 8

                                       TO

                     REVOLVING CREDIT AND SECURITY AGREEMENT


      THIS AMENDMENT NO. 8 ("Amendment") is entered into as of August 12, 1999, by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York ("Field"), GRAHAM-FIELD TEMCO, INC., a corporation organized under the laws of the State of New Jersey ("Temco"), GRAHAM-FIELD DISTRIBUTION, INC., a corporation organized under the laws of the State of Missouri ("Distribution"), GRAHAM-FIELD BANDAGE, INC., a corporation organized under the laws of the State of Rhode Island ("Bandage"), GRAHAM-FIELD EXPRESS (PUERTO RICO), INC., a corporation organized under the laws of the State of Delaware ("GFPR"), EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California ("E & J"), LABAC SYSTEMS, INC., a corporation organized under the laws of the State of Colorado ("LaBac"), MEDICAL SUPPLIES OF AMERICA, INC., a corporation organized under the laws of the State of Florida ("Medapex"), HEALTH CARE WHOLESALERS, INC., a corporation organized under the laws of the State of Georgia ("Health Care"), H C WHOLESALERS, INC., a corporation organized under the laws of the State of Georgia ("HCW"), CRITICAL CARE ASSOCIATES, INC., a corporation organized under the laws of the State of Georgia ("Critical"), LUMEX/BASIC AMERICAN HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Lumex"), BASIC AMERICAN MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Georgia ("Basic American"), LUMEX MEDICAL PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Lumex Medical"), PRISM ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware ("Prism"), BASIC AMERICAN SALES AND DISTRIBUTION CO., INC., a corporation organized under the laws of the State of Delaware ("Basic Distribution"), PRISTECH, INC., a corporation organized under the laws of the State of Delaware ("Pristech"), LUMEX SALES AND DISTRIBUTION CO., INC., a corporation organized under the laws of the State of Delaware ("Lumex Distribution") and MUL ACQUISITION CORP. II, a corporation organized under the laws of the State of Delaware ("Mul Acquisition") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party to (collectively, the "Lenders" and individually a "Lender") the Loan Agreement (as defined below) and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation ("IBJ"), as agent for Lenders (IBJ, in such capacity, the "Agent").

                                   BACKGROUND

      Borrowers, Lenders and Agent are parties to a Revolving Credit and
Security Agreement dated as of December 10, 1996, as amended, modified and supplemented (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.
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      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and/or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is amended as follows:

            (a) The following definitions are added to Section 1.2:

                  "Amendment No. 8" shall mean Amendment No. 8 to Revolving Credit and Security Agreement dated as of August 10, 1999.

                  "Amendment No. 8 Effective Date" shall mean the date all of the conditions set forth in Section 5 of Amendment No. 8 have been satisfied.

                  "December 2000 Business Plan" shall have the meaning set forth in Section 6.18 hereof.

                  "December 31st, 1999 Waiver Fee" shall have the meaning set forth in Section 6.19 hereof.

                  "New Payment Date" shall have the meaning set forth in Section
                  6.19 hereof.

                  "Term Loan Collateral" shall mean the mortgages in favor of Agent for the benefit of IBJ on the real estate and improvements located at 81 and 100 Spence Street, Bay Shore, New York.

            (b) The following definitions in Section 1.2 are amended as follows:

                  "Availability Reserve" shall mean (x) from the Amendment No. 8 Effective Date until December 31, 1999, $15,500,000 and (y) thereafter, $16,500,000.

                  "Maximum Revolving Advance Amount" shall mean $35,000,000.


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                  "Revolving Interest Rate" shall mean an interest rate per
                  annum equal to the Alternate Base Rate plus two percent
                  (2.0%).

            (c) Section 2.1(a)(y)(iii) of the Loan Agreement is amended in its entirety to provide as follows:

                  "(iii) up to the lesser of (A) the product of (a) the aggregate amount of outstanding trade Letters of Credit times
                  (b) the Inventory Advance Rate, or (B) $500,000 in the aggregate at any one time, minus"

            (d) Sections 6.6(d), (e) and (f) of the Loan Agreement are amended in their entirety to provide as follows:

                        "(d) Cause Net Cash Flow to be equal to or greater than
                  ($9,000,000) at the end of the fiscal quarter ending June 30, 1999 for the immediately preceding fiscal quarter;

                        (e) Cause Net Cash Flow to be equal to or greater than
                  ($6,900,000) at the end of the fiscal quarter ending September 30, 1999 for the immediately preceding fiscal quarter;

                        (f) Cause Net Cash Flow to be equal to or greater than
                  ($3,000,000) at the end of the fiscal quarter ending December 31, 1999 for the immediately preceding fiscal quarter;"

            (e) New Sections 6.18 and 6.19 are added to the Loan Agreement which provide as follows:

                  "6.18. Business Plan. Borrowers shall provide Agent with a new business plan for the fiscal year ending December 31, 2000 (the "December 2000 Business Plan") on or prior to December 31, 1999. The December 2000 Business Plan shall be reasonably satisfactory to Agent in all respects.

                  6.19. December 31st, 1999 Waiver Fee. In the event that the Obligations have not been repaid in full and the Loan Agreement irrevocably terminated on or prior to December 31, 1999 (the "December 31 Payment Date"); Borrowers shall pay Agent for the ratable benefit of Lenders a waiver fee of $175,000 (the December 31st, 1999 Waiver Fee"), provided, however, if Borrowers have submitted the December 31 Business Plan on or prior to December 31, 1999 and the terms and conditions of the December 31 Business Plan are satisfactory to all Lenders in their sole discretion, then Lenders, in their sole and absolute discretion, shall consider waiving Borrowers' requirement to pay the December 31st, 1999 Waiver Fee and any such waiver shall only be effective upon the written consent of all Lenders; provided, however, that Lenders shall not have any obligation whatsoever to waive such fee. Notwithstanding the foregoing,


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                  in the event Borrowers are in receipt on or before December
                  31, 1999 of a letter of intent (which is satisfactory to Agent in its reasonable discretion), a binding commitment letter or a binding agreement (Agent in its reasonable discretion shall determine whether such commitment letter or agreement is binding) to (x) sell all or a part of Borrowers' assets or equity securities in a sale, merger, consolidation or other similar transaction for sufficient cash proceeds to effect the repayment in cash of all outstanding Obligations or (y) refinance and repay in cash all outstanding Obligations (the transactions referred to in clauses (x) and (y) are individually referred to as a "New Significant Transaction"), the payment date for the December 31st, 1999 Waiver Fee will be extended until the earlier to occur of (i) the consummation of a New Significant Transaction which results in the repayment of all outstanding Obligations, or (ii) March 31, 2000, or (iii) termination or expiration of such letter of intent, commitment letter or binding commitment (unless prior to or simultaneously with such termination or expiration of any such letter of intent, commitment letter or binding commitment of any transaction under clause (x), Borrowers enter into definitive agreements with respect to such sale). For purposes of this Section 6.19 only, the term "Lenders" shall include only those financial institutions that were Lenders on the Amendment No. 8 Effective Date."

            (f) Section 13.1 is amended in its entirety to provide as follows:

                  "13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender (except that only the financial institutions that were Lenders on the Amendment No. 8 Effective Date shall be entitled to share the December 31st, 1999 Waiver Fee), shall become effective on the date hereof and shall continue in full force and effect until May 31, 2000 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon thirty (30) days' prior written notice upon payment in full of the Obligations."

            (g) Article XVII is amended in its entirety to provide as follows:

                  "XVII. Term Loan.

                        17.   Term Loan.

                        (a) On the Amendment No. 8 Effective Date, Agent will
                  make a Term Loan to Borrowers in the amount of $4,500,000 (the "Term Loan") with principal payable on the first day of each month, commencing with September 1, 1999, in the amount of $250,000 and increasing to $500,000 per month, commencing January 1, 2000, with the outstanding principal balance and interest due due on the last day of the Term. No other Lender


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                  shall have any obligation to join the funding of the Term
                  Loan. Interest on the Term Loan shall be payable in arrears on the first day of each month with a final payment of interest due upon the repayment of the Term Loan. Interest on the outstanding principal balance of the Term Loan shall be payable at a rate per annum equal to the Alternate Base Rate plus two percent (2.0%) (the "Term Loan Rate"). Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, such interest rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. Upon the occurrence of an Event of Default, and during the continuation thereof, the Term Loan shall bear interest at the Term Loan Rate plus two (2%) percent per annum. Only Agent shall be entitled to earn interest on the Term Loan and such interest shall only be for Agent's account. The Term Loan shall be evidenced by a secured promissory note in substantially the form attached hereto as Exhibit 17.

                        (b) Subject to the provisions of Section 17(d), but
                  notwithstanding any of the other provisions of this Agreement to the contrary, any amounts received by Agent to be applied to the outstanding Obligations, other than amounts received from the proceeds of the Term Loan Collateral and amounts specifically designated to repay the Term Loan, shall be applied first to the Obligations other than the Term Loan in such order as Agent in its sole discretion may determine or as set forth in Sections 2.13 and 11.1 (as applicable) and, second, to the Term Loan.

                        (c) "Exhibit 17 to the Loan Agreement is replaced with
                  Exhibit 17 to this Amendment."

                        (d) When any Borrower sells or otherwise disposes of any
                  Equipment, Borrowers shall repay the Term Loan in an amount equal to the product of 12.5% multiplied by the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The balance of such proceeds shall be applied to the Obligations in accordance with the terms of this Agreement. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof.

      3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received
(i) eight (8) copies of this Amendment executed by Borrowers and Lenders and consented and agreed to by Guarantor, (ii) an $87,500 Amendment Fee for the ratable benefit of Lenders, (iii) payment of all amounts due under the fee letter of even date herewith between Agent and Borrowers, (iv)


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payment of the June 30th, 1999 Waiver Fee, (v) the Term Loan Collateral and all
other documents set forth on the attached checklist, and (vi) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

      4. Acknowledgement. The Term Loan, constituting Indebtedness of Borrowers to Agent, is included within the definition of "Obligations".

      5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      6. Effect on the Loan Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            (d) The Obligations under the Loan Agreement as amended pursuant to this Amendment benefit fully from all collateral security and guaranties with respect thereto.


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      7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.


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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                              GRAHAM-FIELD HEALTH PRODUCTS, INC.
                              GRAHAM-FIELD, INC.
                              GRAHAM-FIELD TEMCO, INC.
                              GRAHAM-FIELD DISTRIBUTION, INC.
                              GRAHAM-FIELD BANDAGE, INC.
                              GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
                              EVEREST & JENNINGS, INC.
                              LaBac SYSTEMS, INC.
                              MEDICAL SUPPLIES OF AMERICA, INC.
                              HEALTH CARE WHOLESALERS, INC.
                              H C WHOLESALERS, INC.
                              CRITICAL CARE ASSOCIATES, INC.
                              LUMEX/BASIC AMERICAN HOLDINGS, INC.
                              BASIC AMERICAN MEDICAL PRODUCTS, INC
                              LUMEX MEDICAL PRODUCTS, INC.
                              PRISM ENTERPRISES, INC
                              BASIC AMERICAN SALES AND
                              DISTRIBUTION CO., INC.
                              PRISTECH, INC.
                              LUMEX SALES AND DISTRIBUTION CO., INC.
                              MUL ACQUISITION CORP. II


                              By:/s/ Richard S. Kolodny
                                 ________________________________
                                 Name:___________________________
                                 Title: Vice President of each of
                                        the foregoing corporations


ATTEST:

__________________________
Name:
Title:


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CONSENTED AND AGREED TO:

EVEREST & JENNINGS CANADIAN LIMITED

By: /s/ Richard S. Kolodny
   ----------------------------
Name:
     --------------------------
Title: Vice President
      -------------------------


                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent

                              By: /s/ Bruce Kasper
                                 -------------------------------
                                 Bruce Kasper, Vice President

                              One State Street
                              New York, New York 10004

                              Commitment Percentage:  25.00%


                              NATIONAL CITY COMMERCIAL FINANCE, INC.

                              By: /s/ Kathryn Ellero
                                 -------------------------------
                                 Name: Kathryn Ellero
                                 Title:
                                       ------------------------------

                              1965 East Sixth Street, Suite 400
                              Cleveland, Ohio 44114

                              Commitment Percentage:  25.00%


                              PNC BANK, NATIONAL ASSOCIATION

                              By: /s/ William Gennario
                                 -------------------------------
                                 Name: William Gennario
                                 Title:
                                       ------------------------------

                              Two Tower Center
                              East Brunswick, New Jersey 08816

                              Commitment Percentage:  25.00%


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                              DEUTSCHE FINANCIAL SERVICES CORPORATION

                                   /s/ David Mintert
                              By:_______________________________
                                 Name: David Mintert
                                 Title:____________________________

                              1630 Des Peres Road
                              Suite 305
                              P.O. Box 31626
                              St. Louis, MO 63131

                              Commitment Percentage:  25.00%


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